Exhibit 10.8

LEASE

          THIS LEASE AGREEMENT made and entered into this 15th day of april, 2008, by and between Jonestown Properties, L.L.C., hereinafter referred to as “Lessor”, and Braemar, Inc., hereinafter referred to as “Lessee”.

WITNESSETH:

          Lessor, for and in consideration of the rents herein reserved and the terms, covenants, conditions and agreements set forth herein to be kept and performed by Lessee, does hereby grant, demise, lease and let unto the said Lessee, and Lessee does hereby lease from Lessor the following described premises (“Premises” or “Demised Premises”):

That certain Unit, Suite 6, containing approximately 1420 square feet, which Unit is located approximately as shown in yellow on the floor plan labeled “Exhibit A” which is attached hereto and by this reference made a part hereof, in the Jonestown Plaza (“Shopping Center”); said premises to be occupied and used by Lessee for conducting the business of Lessee and for no other purpose whatsoever.

          THE PARTIES HERETO for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant and agree as follows:

          TERM: The term of this Lease shall be 36 months commencing on July 1, 2008, subject, however, to the terms and conditions herein contained, and ending June 30, 2011.

          RENTAL:

          1. Minimum rent for the first year of this Lease shall be fixed at a monthly rate of One Thousand Four Hundred Twenty Dollars ($1,420.00), with the first such payment due on July 1, 2008. Rent shall be adjusted on the first month of each subsequent payment year of this Lease to include a 3% annual growth factor increase. Lease may be terminated after 24 months with a three month written notice from Tenant.

          2. All rent shall be paid to the Lessor at the address as set forth in Paragraph 3 herein. Rent for any partial month shall be prorated on a daily basis and on the basis of the number of days in any month for which rent shall be prorated.

          3. The Lessor acknowledges deposit in the amount of $1,420.00 held by Lessor as rental for the following purposes:

          (a) If the Lease is canceled for default by Lessee, then no part of the security fund shall be returned to Lessee by Lessor, nor shall the Lessor be bound to account for any part thereof; the Lessor may either retain the security fund as liquidated and agreed upon damages or else the Lessor may apply it towards the actual damage sustained by it because of Lessee’s breach or default, without in any way affecting the right of Lessor to assert any and all other remedies available to Lessor under the terms of this Lease and/or under State law against the Lessee by reason of such default or breach;

          (b) No interest shall be paid on any part of the security fund, nor shall any part be considered as rent;

          (c) Lessor may commingle said security fund together with its own general funds;

          (d) Upon the termination of this Lease, if Lessee has fully complied with all of the terms hereof, the said security fund will be returned to Lessee by Lessor.

          4. Lessee shall pay the rent herein reserved at the times and in the manner stated, without notice or demand.

ADDITIONAL RENT AND CHARGES:

          1. In addition to the Minimum Rent, all other payments to be made by Lessee hereunder to Lessor (including Percentage Rent, if applicable) shall be deemed for the purpose of securing the collection thereof to be Additional Rent hereunder, whether or not the same be designated as such; and Lessor shall have the same rights and remedies upon Lessee’s failure to pay the same as for the non-payment of Minimum Rent. Any charges against the Lessee by the Lessor for services or for work done on the premises by order of Lessee, or otherwise accruing under this Lease shall be considered as rent due and shall be included in any lien for rent due and unpaid.

          2. Lessee shall pay within thirty (30) days after billing by Lessor, its pro-rata share of (i) Real Property Taxes and (ii) expenses of operating and maintaining the Shopping Center, including but not limited to water, trash and other utility services, common area and parking lot lighting and maintenance, and insurance coverage carried by Lessor with respect to the Shopping Center including a 15% fee for the administration of same. The Lessee’s occupancy charges are to be Two Hundred Thirty-seven Dollars ($237.00) per month ($2.00 per square foot annually).

          (a) Any additional garbage dumpster(s) or other additional waste disposal needs (ie. excessive waste volume, hazardous waste, grease or other kitchen waste, etc.) required by Lessee shall be paid at Lessee’s sole expense, and shall be in addition to Lessee’s share of the common operating and maintenance expenses as set forth in Paragraph 2 herein.

          (b) Any excessive water or other utility usage over the average usage for other tenants in the Shopping Center shall be Lessee’s responsibility and shall be in addition to Lessee’s share of the common operating and maintenance expenses as set forth in Paragraph 2 herein.

          3. All payments of rental shall be paid by Tenant to Owner without any right of set-off and without notice or demand at the address set forth in the notice provisions of this Lease or at such other address as Owner may from time to time designate in writing to Tenant. All rental shall be paid by check payable to Jonestown Properties, LLC at such location, or to such person, firm or corporation, as Owner may designate in the future by notice.

          4. Lessee shall pay when due all charges for gas, electricity and any other illuminant and power, for water used upon and in connection with the premises, and all waste and sewage disposal. Lessor may elect to provide some or any of such services on behalf of all tenants in common and bill each tenant for its pro-rata share of the total billing.

          LATE FEES: If Lessee shall fail to pay any Minimum Rent, Percentage Rent (if applicable), Additional Rent, or any other sums to become due hereunder within ten (10) days after the same becomes due an payable, then in such event, Lessee shall pay to Lessor a late payment service charge (covering administrative and overhead expenses) of 10% of the rental due. The provisions herein for late payment service charges shall not be construed to extend the dates for compliance with the provisions concerning such matters, nor to relieve Lessee of its obligation to pay such sums at the time herein stipulated.

          Notwithstanding the imposition of such charges, Lessee shall be in default under this Lease if any or all payments are not made at the time stipulated by this Lease, and neither the demand nor collection by Lessor of such late payment service charge shall be construed as a cure for such default on the part of Lessee.

          OTHER CONDITIONS:

          1. Lessee shall make no incineration of trash or waste on the premises or on the Shopping Center property, it being understood and agreed that Lessee shall use, in common with other tenants of the Shopping Center, the trash service contracted for by Lessor, and pay to Lessor its pro-rata share of the expense thereof.

          2. Lessee acknowledges that the premises have been received in thoroughly good order, tenantable condition and repair, of which fact the execution of this Lease, and taking possession hereunder shall be conclusive evidence; that no representation as to the condition of said premises has been made by the Lessor or Lessor’s agents and that no obligation as to the repairing, adding to, or improving said premises has been assumed by the Lessor except as set forth herein, and that no oral arrangements have been entered into in consideration of making this Lease, and that said Lease contains a full statement of both parties hereto.

          3. Lessee, at its sole expense, shall comply with all laws, orders, and regulations of Federal, State, County, Municipal and other governmental authorities, and with any direction of any public officer pursuant to law, which shall impose any violation, order or duty upon Lessor or Lessee with respect to the premises or to use of occupancy thereof.

          4. Lessee shall open the entire premises for business on the Commencement Date. If Lessee fails to take possession and open for business to the public on the Commencement Date, then in such event, in addition to all remedies in this Lease provided, the Lessor shall have the right to collect Minimum Rent and other sums payable hereunder.

          5. Lessee will not make any alterations or changes in the premises without the prior written consent of Lessor, and all additions, fixtures and improvements shall be and remain a part of the premises at the expiration of this Lease except for store and office furniture and fixtures which shall be readily removable without injury to the premises. At the expiration of this Lease, Lessee shall promptly remove any improvements installed or assumed by Lessee as upfit of the premises, if in the Lessors sole opinion the removal of any such improvements would assist in re-letting the premises. Any fixtures and improvements that are not removed at the request of the Lessor shall be and remain a part of the premises.

          6. Lessee shall not attach any signs to the premises, or place any lettering on the plate glass windows, unless such signs and such lettering be of a type, kind, character and description to be approved by the Lessor, in the interests of having a uniform system of lettering and display signs on all of the stores in the Shopping Center.

          7. Lessee shall not place any outdoor speakers, showcases, benches or any other type of obstruction in the rear or front of the premises without prior written consent of the Lessor.

          8. Lessee shall keep in good, sound, clean, tenantable condition and repair during the continuation of the term of this Lease the interior of said premises and every part thereof, including the heating/air conditioning systems, plumbing, sewer lines, septic tanks, doors, plate glass windows, and awnings, if any (which awnings Lessor shall not be called upon to furnish or repair during the term of the Lease) and will not suffer or permit any strip or waste of the premises. Lessee shall enter into an air-conditioning maintenance service contract with respect to the system within its premises and shall furnish to Lessor a copy of such contract or renewal prior to the start of each lease year. If Lessor elects to contract for air conditioning maintenance service on behalf of all tenants of the Shopping Center, then Lessee shall use such services as Lessor designates, and Lessee shall pay its pro-rata share of the cost thereof, as and when billed. Lessee shall not place a load upon any floor of the premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. (Lessor reserves the right to prescribe the weight and position of all safes which must be place so as to distribute the weight.) Business machines and mechanical equipment shall be placed, installed or hung, and maintained by Lessee at Lessee’s expense in settings and in a manner sufficient in Lessor’s judgment to absorb and prevent vibration, noise and annoyance. If the premises be and become infested with vermin, Lessee shall at Lessee’s expense cause the same to be exterminated from time to time to the satisfaction of Lessor and shall employ such exterminator and exterminating company as shall be approved by Lessor. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or like substances shall be deposited therein. No private wells or septic tanks shall be permitted on the premises or on the Shopping Center property.

          9. Lessee shall operate its premises in a first-class manner in accordance with sound business practices and maintain a sufficient stock of goods to successfully carry on its business. Lessee shall not abandon, vacate or remove the major portion of the goods, wares and merchandise usually kept on the premises when same is open for business, nor shall Lessee cease doing business in the premises during the term hereof.

          10. Lessee shall not assign, mortgage or encumber this Lease or underlet, or suffer or permit the premises or any part thereof to be used by others without the prior written consent of Lessor in each instance and such consent shall not be unreasonably withheld or delayed. Lessee further covenants that the said premises will not be used for any purpose that will invalidate any policies of insurance now or hereafter placed on the Shopping Center or the improvements located thereon or which will increase the rate of premium therefor. Lessee shall not permit or suffer any unreasonable noise, disturbance or nuisance whatsoever on said premises detrimental to same or annoying to the neighbors.

          11. Lessee shall have the right, in common, with all other tenants of the Shopping Center, their customers, employees, agents and invitees, to use the driveways, parking areas and sidewalks serving the property, provided that sidewalks and driveways shall be used for egress and ingress only and for no other purposes, and parking areas shall be used only for the parking of vehicles; the use of all such public areas shall be in accordance with rules and regulations specified by Lessor. All merchandise, boxes, furniture, etc. shall be placed in the premises upon delivery and the exterior will be kept free of all such items as well as refuse and debris.

          12. Upon the performance by Lessor of all the conditions hereinabove set forth on the part of Lessee to be kept and performed, Lessee may quietly have, hold, occupy and use the premises without interruption by the Lessor. Lessor reserves the right to install, maintain, use, repair and replace pipes, ductwork, conduits, utility lines and wires through hung ceiling space, column space and partitions, in or beneath the floor slab or above or below the premises or other parts of the Shopping Center, and such shall not be deemed to be an infringement on Lessee’s occupancy or quiet enjoyment of the premises. Lessor shall not unreasonably interfere with or interrupt the business of the Lessee within the premises, and except where necessary as determined by Lessor’s architect, no pipes, conduits, utility lines or wires installed by Lessor shall be exposed in the sales area of the premises.

          13. Lessor will keep the exterior walls and roof of the building in which the premises are located in good repair but the Lessee shall give to the Lessor seven (7) days written notice of needed repairs, and the Lessor shall have a reasonable time thereafter to make them. Lessor will make sure HVAC, plumbing and electrical are in good working order at the time of tenant’s initial occupancy. Lessor has no obligations for repairs of any kind, nature or description except as specifically set forth herein.

          14. Lessor, or Lessor’s agent, may at any reasonable time (with 24 hour advance notice for non-emergency situations) enter and view said premises, and make repairs, if Lessor should elect to do so.

          15. Lessee shall indemnify and save harmless the Lessor and/or Lessor’s agents from and against any and all claims, suits, actions, damages and/or causes of action arising during the term of this Lease for any personal injury, loss of life, and/or damage to property sustained in or about the premises, by reason of, or as a result of Lessee’s occupancy thereof, and from and against any orders, judgments, and/or decrees which may be entered thereon, and from and against all costs, counsel fees, expenses and liabilities incurred in and about the defense of any such claim and the investigation thereof, provided, however, that before said Lessee shall become liable for any of said costs, counsel fees, expenses and liabilities, Lessee shall be given notice in writing that the same are about to be incurred and shall have the option itself to make the necessary investigation and employ counsel of Lessee’s own selection, but satisfactory to Lessor, for the necessary defense of the claims. Lessee further covenants and agrees to provide policies of insurance generally known as public liability policies, and/or owner, landlord, tenant policies, and all other types of policies necessary or proper insuring the Lessee and Lessor and Lessor’s agent against all claims and demands made by any person or persons whatever for injuries received in connection with the operation and maintenance of the premises and the business operated therein by Lessee, to the extent of not less than ONE MILLION DOLLARS ($1,000,000.00) to cover, in connection with any one particular accident or occurrence, the total aggregate of claims that may arise or be claimed to have arisen against the Lessor or Lessee as aforesaid, and to the extent of not less than TWO HUNDRED THOUSAND DOLLARS ($200,000.00) to cover claim for property damage.

          16. Lessee shall, at its expense, provide and keep in force a policy of plate glass insurance covering all plate glass in, on or about the premises, with a loss payable clause payable to Lessor and Lessee, and the proceeds of such policy shall be made available by the parties for replacement of any plate glass which is damaged or destroyed. In the event Lessee fails to maintain such plate glass insurance, and damage occurs to any or all of the plate glass in the premises, then Lessee shall be responsible for such damage or destruction and shall replace the plate glass at its sole cost, it being the obligation of Lessee to maintain intact at all times, all plate glass in, on or about the premises. The risk of loss from all causes whatsoever shall be upon Lessee in the event Lessee fails to provide plate glass insurance. Any amounts due by Lessee by reason of damage to said plate glass shall be collectable by Lessor as Additional Rent. Objection by the Lessee is hereby waived accordingly.

          17. Lessee takes all risk of any damage to Lessee’s property that may occur by reason of water or the bursting or leaking of any pipes about the premises, or from any act of negligence of any covenant or occupants of the Shopping Center, or of any other person, or fire, or hurricane, or other act of God, or from any cause whatsoever.

          18. Lessee shall make prompt payment when due of all costs and expenses in carrying out its agreements herein and shall not do or permit to be done anything which creates a lien upon the premises or the Shopping Center. The filing of any lien against the premises or the Shopping Center shall constitute an event of default under this Lease.

          19. If prior to, or on the Commencement Date of this Lease, or if at any time during the terms hereby demised, there shall be filed by or against Lessee in any court, pursuant to any statute either of the United States or of any State, a petition in bankruptcy or insolvency or for reorganization or seeking an arrangement with Lessee’s creditors, or for the appointment of a receiver or trustee for all or a portion of Lessee’s property, and within thirty (30) days thereof Lessee fails to secure a discharge thereof; or if Lessee makes an assignment for the benefit of creditors or petitions for or enters into an arrangement with creditors, this Lease, at the option of the Lessor, may be canceled and terminated and in which event neither Lessee nor any person claiming through or under Lessee by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the premises but shall forthwith quit and surrender the premises, and in addition, Lessor may exercise the other rights and remedies Lessor has by virtue of any other provisions in this Lease contained or by virtue of any statute or rule of law.

          20. (a) If Lessee defaults in fulfilling any of the covenants of this Lease other than the covenants for payment of Minimum Rent. Percentage Rent (if applicable), or Additional Rent, then, in any one or more of such events, upon Lessors serving a written five (5) day’s notice upon Lessee specifying the nature of said default and upon the expiration of said five (5) days, if Lessee shall have failed to comply with or remedy such default, or if such default or omission complained of shall be of such nature that the same cannot be completely cured or remedied within such five (5) day period, and if Lessee shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Lessor may serve a written five (5) days’ notice of cancellation of this Lease upon Lessee, and upon the expiration of said five (5) day period, this Lease and the term hereunder shall end and expire as fully and completely as if the date of expiration of said five (5) day period were the day herein specifically fixed for the end and expiration of this Lease and the term hereof and Lessee shall then quit and surrender the premises to Lessor but Lessee shall remain liable as hereinafter provided.

          (b) If (i) the notice provided for in subparagraph (a) hereof shall have been given and the term shall expire as aforesaid, or (ii) Lessee shall make default in the payment of Minimum Rent, Percentage Rent (if applicable), Additional Rent or any other payment herein provided, or (iii) any execution, attachment or other process shall be issued against Lessee or any of Lessee’s property whereupon the premises shall be taken or occupied or attempted to be taken or occupied by someone other than Lessee: or (iv) Lessee shall make default with respect to any other lease between Lessor and Lessee; or (v) Lessee shall fail to move into or take possession of the premises within fifteen (15) days after the Commencement Date, of which fact Lessor shall be the sole judge; then and in any of such events Lessor may without notice, re-enter the premises, and dispossess Lessee and the legal representative of Lessee or other occupant of the premises by summary proceeding and remove their effects and hold the premises as if this Lease had not been made, and Lessee hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end; or else Lessor may, at Lessor’s option, elect to declare the entire rent for the balance of the term, or any part thereof, due and payable forthwith; or else Lessor may take possession of the premises and rent same for the account of Lessee, or else exercise such other remedy provided by law or this Lease. If Lessee shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this Lease, Lessor may cancel and terminate such renewal or extension agreement by written notice to Lessee.

          (c) If Lessee shall default (i) in the timely payment of Minimum Rent, Percentage Rent (if applicable), Additional Rent or any other sum payable hereunder for two (2) consecutive months, or for a total of three (3) times in any twelve (12) month period, or (ii) in the performance of any other covenant of this Lease including without limitation, or use clause violations more than four (4) times in the aggregate in any twelve (12) month period, then notwithstanding that such defaults may have been cured by Lessee within the time periods after notice of default as provided in paragraph 25(a), any further similar default shall be deemed to be deliberate and Lessor thereafter may serve said written five (5) days’ notice of cancellation without affording Lessee an opportunity to cure such further default.

          21. The failure of Lessor in one or more instances to insist upon strict performance or observance of one or more of the covenants or conditions hereof, or to exercise any remedy, privilege or option herein conferred upon or served to Lessor, shall not operate or be construed as a relinquishment or waiver for the future of such covenant or condition or of the right to enforce the same or to exercise such privilege, option or remedy, by the same shall continue in full force and effect. The receipt by Lessor of Minimum Rent, Percentage Rent (if applicable), Additional Rent or any other payment required to be made by the Lessee, or any part thereof, shall not be a waiver of any other Additional Rent or payment then due, nor shall such receipt, though with knowledge of the breach of any covenant or condition hereof operate as or be deemed to be a waiver of such breach, and no waiver by Lessor of any provision hereof, or any of he Lessor’s rights, remedies, privileges or options hereunder shall be deemed to have been made unless made by the Lessor in writing. If the Lessor shall consent to the assignment of this Lease or to a subletting of all or a part of the premises, no further assignment or subletting shall be made without the written consent of Lessor first obtained. No surrender of the premises for the remainder of the term hereof shall be valid unless accepted by Lessor in writing.

          22. At the expiration of the term, Lessee shall quietly and peaceably deliver the premises to Lessor, broom clean, with any and all signs removed and in the same repair and condition in which they were received, normal wear and tear excepted.

          23. If the said Lessee shall occupy said premises with or without the consent of Lessor after the expiration of this Lease, and rent is accepted from said Lessee, such occupancy and payment shall be construed as an extension of this Lease for the term of one month only from the date of such expiration, and occupation thereafter shall operate to extend the Lease from month-to-month only unless other terms of such extension are endorsed herein or hereon in writing and signed by both Lessor and Lessee.

          24. Upon the performance by Lessee of all of the covenants and agreements hereinabove set forth, in case the premises, or any part thereof, shall at any time during the term hereof be destroyed or so damaged by fire or other casualty so as to be unfit for occupancy or use by the Lessee, then in that event, Lessor shall have the option (i) to terminate this Lease, or (ii) to repair and rebuild the premises, remitting rents reserved hereby, or a just and fair proportion thereof according to the damage sustained, until the said premises are reinstated and made fit for occupancy and use; and in the event Lessor elects to exercise the option to repair and rebuild, the same shall be done within a reasonable period of time. In any event, within thirty (30) days after the occurrence of the damage or destruction. Lessor shall notify Lessee in writing of its decision to either terminate or repair and rebuild.

          25. If the whole, or any part of the premises shall be acquired or condemned by Eminent Domain for any public or quasi-public use or purpose, then in that event the term of this Lease shall cease and terminate from the date of title vesting in such proceeding and Lessee shall have no claim against Lessor for the value of any unexpired term of said Lease.

          26. This Lease shall be subject and subordinate to any mortgage or deed of trust now on the Shopping Center or which may hereafter be made on account of any bona fide loan to be placed on the Shopping Center by Lessor to the full extent of all debts and charges secured thereby, and to any renewals or extensions of all or any part thereof, which said Lessor may hereafter at any time elect to place on the Shopping Center, and said Lessee agrees upon request to hereafter execute any paper or papers which counsel for the Lessor may deem necessary to accomplish that end, and in default of Lessee’s so doing, Lessor is hereby empowered to execute such papers in the name of Lessee and as the act and deed of Lessee and this authority is declared to be coupled with an interest and not revocable.

          27. Time is of the essence of this agreement and this applies to all terms, covenants, and conditions herein contained. If Lessor or Lessee is delayed or prevented from performing any of its obligations under the Lease by reason of any cause whatsoever beyond its control, the period of such delay or such prevention shall be added to the time herein provided for the performance of any such obligation.

          28. Whenever notice is required to be given hereunder it is agreed that written notice mailed or delivered to the premises shall constitute sufficient notice to the Lessee, and written notice mailed or delivered to the Lessor at the place last designated as the place at which rental payments are to be made shall constitute sufficient notice to Lessor. Where the Lessor or Lessee shall constitute more than one party, notice to one shall constitute notice to all.

          29. ARBITRATION. Lessee and Lessor agree that any dispute arising out of, pursuant to, or relating to this Lease shall be resolved by binding arbitration in Forsyth County, North Carolina, before one (1) arbitrator pursuant to the rules of the American Arbitration Association for commercial arbitration. The sole function of the arbitrator is to interpret and enforce this Lease under North Carolina law and the arbitrator shall have no authority to alter, amend, modify or change this Lease. The costs of the arbitration (other than each party’s attorneys’ fees) shall be paid as determined by the arbitrator. This is a mandatory arbitration clause in accordance with the North Carolina Arbitration Act.

          30. In the event Lessor is joined as a party in any lawsuit or other legal proceeding or legislative or executive hearing arising out of or because of this Lease, or the occupation of Lessee hereunder. or in the event Lessee defaults in any of the terms or conditions of this Lease and by reason thereof the Lessor employs the services of an attorney to enforce the performance thereof, or to evict the Lessee, or to collect monies due by the Lessee, or to perform any service based upon said defaults, then in any of said events, whether suit be brought or not, the Lessee agrees to pay a reasonable attorney’s fee for all expenses and costs incurred by Lessor pertaining thereto or in the enforcement of any remedy available to Lessor.

          31. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any maters whatsoever arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee, Lessee’s use or occupancy of the premises, and/or any claim of injury or damage, and any emergency statutory or any other statutory remedy.

          32. The terms Lessor and Lessee as herein contained shall include singular and/or plural, masculine, feminine and/or neuter, whatever the context so required.

          33. It is expressly understood and agreed by the parties hereto that the typewritten or handwritten provisions of this Lease shall supersede and take precedence over the printed conditions herein in the event of any inconsistencies or ambiguities.

          34. The term “Lessor” as used in this Lease means only the owner for the time being of the right to possession of the Shopping Center. Lessor shall be under no personal liability with respect to any of the provisions of this Lease and if Lessor defaults in any of its obligations under this Lease, Lessee shall look solely to the equity of Lessor in the premises for the satisfaction of Lessee’s remedies. It is expressly understood and agree that Lessor’s liability under this Lease shall in no event exceed the loss of its equity interest in the premises.

          35. This Lease shall be construed in accordance with the laws of the State in which the Shopping Center is located.

          36. The submission of this Lease for examination does not constitute an offer to lease and this Lease shall be effective only upon execution hereof by Lessee and Lessor.

          37. Lessee shall be permitted to use computers, printers, copiers, faxes, microwave oven, refrigerator, and coffee pot within their suite.

          38. Provided Lessee is not in Default of the Lease, Lessee has two one-year options to renew the lease with a 90 day written notice to Lessor upon the same terms, conditions, and rentals as set for herein.

          39. Tenant is responsible for their own upfit. Tenant will submit a defined plan for owner approval.

          IN WITNESS WHEREOF, the parties have caused this Lease to be executed and sealed in their names, the day and year first above written.

LESSOR:

JONESTOWN PROPERTIES, L.L.C.

By:		(SEAL)

	Teleseller	Member/Manager

LESSEE:

BRAEMAR, INC.

By:		(SEAL)

Its:	President